                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                 ____________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       October 25, 1997
                                                -------------------------------



                             PRI Automation, Inc.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Massachusetts                      0-24934                04-2495703
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(STATE OR OTHER JURISDICTION            (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


805 Middlesex Turnpike, Billerica, Massachusetts                     01821-3986
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



Registrant's telephone number, including area code       (978) 670-4270
                                                  ------------------------------


                                Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

          On October 25, 1997, PRI Automation, Inc., a Massachusetts corporation ("PRI"), signed agreements (the "Agreements") to acquire Equipe Technologies, Inc., a California corporation ("Equipe"), and two related corporations, Equipe Japan Corporation, a Japanese corporation ("Equipe Japan"), and E-Machine, Inc., a California corporation ("E-Machine") (Equipe Japan and E-Machine, collectively, the "Related Companies").

          Equipe designs, manufactures and markets precision vacuum and atmospheric robots for the semiconductor and flat panel industries. Equipe Japan is a distributor of Equipe's products. E-Machine is a machine shop for the precision vacuum robot and atmospheric robot industries, and Equipe is E-Machine's principal customer. Equipe and the Related Companies will continue to engage in the same lines of business in which they are presently engaged after the consummation of the transactions contemplated by the Agreements.

          PRI will acquire Equipe pursuant to an Agreement and Plan of Reorganization dated as of October 25, 1997 (the "Merger Agreement") among PRI, Equipe, E-Acquisition Corp., a subsidiary of PRI ("E-Acquisition"), and certain stockholders (the "Founders") of Equipe. A copy of the Merger Agreement is attached hereto as Exhibit 10.19. PRI will acquire E-Machine and Equipe Japan (the "Related Acquisitions") pursuant to stock purchase agreements dated as of October 25, 1997 (the "Stock Purchase Agreements") among PRI and, respectively, the shareholders of E-Machine and the shareholders of Equipe Japan. Copies of the Stock Purchase Agreements are attached hereto as Exhibits 10.20 and 10.21.

          Pursuant to the Merger Agreement, E-Acquisition will merge with and into Equipe (the "Merger") and Equipe will thereby become a wholly owned subsidiary of PRI. Upon consummation of the Merger, PRI will issue an aggregate of 4,088,020 shares of common stock, par value $.01 per share, of PRI (the "PRI Common") to the stockholders of Equipe. Pursuant to the Stock Purchase Agreements, PRI will issue 276,000 shares of PRI Common to the stockholders of the Related Companies in exchange for all of the issued and outstanding capital stock of the Related Companies. PRI will also reserve 849,646 shares of PRI Common for issuance to employees of Equipe and the Related Companies upon the exercise of options to be issued (the "Issued Options") or assumed (the "Assumed Options") by PRI in connection with the Merger and the Related Acquisitions. As of June 29, 1997, there were 14,570,920 shares of PRI Common issued and outstanding.

          Each Assumed Option will be exercisable at a per share price equal to the quotient of (a) the exercise price per share at which such option is exercisable immediately prior to the consummation of the Merger divided by (b)
0.760372 (the "Merger Ratio"). Each Issued Option will be exercisable at an exercise price per share equal to the last reported sale price of PRI Common as reported by the Nasdaq National Market on the date on which the Merger is consummated.

          Pursuant to the Agreements, the stockholders of Equipe and the Related Companies (the "Holders") will, subject to certain limitations, indemnify PRI for any damages by reason of or otherwise arising out of a breach by Equipe or any Founder of a representation, warranty or covenant contained in the Merger Agreement.

          The terms of the Agreements, including the Merger Ratio, were the results of arm's-length negotiations between PRI, on the one hand, and the stockholders of Equipe and the Related Companies, on the other hand. Consummation of the Merger and the other transactions contemplated by the Merger Agreement is conditioned upon, among other things, (a) approval of the Merger Agreement by the stockholders of Equipe and by the stockholders of PRI, (b) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (c) consummation of the Related Acquisitions. Consummation of the Related Acquisitions is conditioned upon, among other things, the consummation of the Merger.

          A copy of the press release announcing the execution of the Agreements is attached as Exhibit 10.18 to this Current Report on Form 8-K.

          THE PRECEDING DISCUSSION IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENTS, COPIES OF WHICH ARE INCLUDED AS EXHIBITS 10.19, 10.20 AND 10.21 TO THIS CURRENT REPORT ON FORM 8-K AND ARE INCORPORATED BY REFERENCE HEREIN.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired.
              -------------------------------------------

          The financial statements required by Item 7(a) of Form 8-K will be filed by amendment of this Form 8-K not later than 60 days after the date hereof.

          (b) Pro Forma Financial Information.
              -------------------------------

          The pro forma financial statements required by Item 7(b) of Form 8-K will be filed by amendment of this Form 8-K not later than 60 days after the date hereof.

          (c) Exhibits.
              ---------
EXHIBIT
NUMBER                DESCRIPTION
---------             ------------

10.18 Press Release dated October 27, 1997, entitled "PRI Automation to Acquire Equipe Technologies, Inc."

10.19 Agreement and Plan of Reorganization, dated as of October 25, 1997, among PRI Automation, Inc., E-Acquisition Corp., Equipe Technologies, Inc. and Certain Stockholders of Equipe Technologies, Inc.

10.20 Stock Purchase Agreement, dated as of October 25, 1997, among PRI Automation, Inc. and the Shareholders of E-Machine, Inc.

10.21 Stock Purchase Agreement, dated as of October 25, 1997, among PRI Automation, Inc. and the Shareholders of Equipe Japan Corporation

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRI AUTOMATION, INC.



Date: November 10, 1997                     By: /s/ Stephen D. Allison
                                               _________________________________
                                                Stephen D. Allison
                                                Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
---------  ------------

10.18      Press Release dated October 27, 1997, entitled "PRI
           Automation to Acquire Equipe Technologies, Inc."

10.19 Agreement and Plan of Reorganization, dated as of October 25, 1997, among PRI Automation, Inc., E-Acquisition
           Corp., Equipe Technologies, Inc. and Certain Stockholders of Equipe Technologies, Inc.

10.20 Stock Purchase Agreement, dated as of October 25, 1997, among PRI Automation, Inc. and the Shareholders of E-Machine, Inc.

10.21 Stock Purchase Agreement, dated as of October 25, 1997, among PRI Automation, Inc. and the Shareholders of Equipe Japan Corporation